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                                   EX-99.B9(b)
                     Consent of Blazzard, Grodd & Hasenauer


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Blazzard, Grodd & Hasenauer, P.C.

ATTORNEYS AT LAW                                    CONNECTICUT OFFICE:
                                             943 POST ROAD EAST - P.O. BOX 5108
NORSE N. BLAZZARD**                           WESTPORT, CONNECTICUT 06881-5108
LESLIE E. GRODD*                                  TELEPHONE (203) 226-7866
JUDITH A. HASENAUER**                             FACSIMILE (203) 454-4028
WILLIAM E. HASENAUER*
RAYMOND A. O'HARA III*                                FLORIDA OFFICE:
LYNN KORMAN STONE*                               SUITE 213, OCEANWALK MALL
MAUREEN M. MURPHY*                                 101 NORTH OCEAN DRIVE
                                                  HOLLYWOOD, FLORIDA 33019
*   Admitted in Connecticut                       TELEPHONE (305) 920-6590
**  Admitted in Connecticut & Florida             FACSIMILE (305) 920-6902

April 25, 1997

Board of Directors
First Variable Life Insurance Company
10 Post Office Square, 12th Floor
Boston, MA  02109

Re:      Consent of Counsel
         First Variable Annuity Fund E

Dear Sir or Madam:

      We consent to the reference to our Firm under the caption "Legal Opinions" contained in the Statement of Additional Information which forms a part of the Registration Statement on Form N-4 (File No. 33-86738) for the individual flexible payment deferred variable annuity contracts ("Contracts") to be issued by First Variable Life Insurance Company and its separate account, First Variable Annuity Fund E.

                                           Sincerely,

                                           BLAZZARD, GRODD & HASENAUER, P.C.


                                           By: /s/ Raymond A. O'Hara III
                                              ---------------------------------
                                              Raymond A. O'Hara III

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